EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, RICHARD SOKOLOWSKI, Chief Financial Officer of NEXT 1 INTERACTIVE, INC. (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Company’s accompanying Yearly Report on Form 10-K for the year ended February 28, 2009 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD SOKOLOWSKI
RICHARD SOKOLOWSKI
Chief Financial Officer
Dated: January 11, 2010